UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           May 27, 2004
                                                     ---------------------------

                              Amazon Biotech, Inc.
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             (Exact name of registrant as specified in its charter)

       Utah                                 0-26753             87-0416131
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(State or other jurisdiction              (Commission        of incorporation)
(IRS Employer                            File Number)        Identification No.)


            43 WEST 33RD STREET, SUITE 405, NEW YORK, NEW YORK 10001
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (212) 695-3003

                                Asyst Corporation
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item  1.01 Entry into a Material Definitive Agreement.

         Not applicable.

Item  1.02 Termination of a Material Definitive Agreement.

         Not applicable.

Item  1.03 Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item  2.01 Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item  2.02 Results of Operations and Financial Condition.

         Not applicable.

Item  2.03 Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item  2.04 Triggering Events That Accelerate or Increase a Direct Financial
           Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item  2.05 Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item  2.06 Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item  3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard: Transfer of Listing.

         Not applicable.

Item  3.02 Unregistered Sales of Equity Securities.

         Not applicable.

Item  3.03 Material Modification to Rights of Security Holders.

         Not applicable.

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Section 4 - Matters Related to Accountants and Financial Statements

Item  4.01 Changes in Registrant's Certifying Accountant.

         On May 27, 2004, we dismissed Mantyla McReynolds, LLC as our independent accountants, and we engaged Meyler & Company, LLC as our independent accountants.

         The reports of Mantyla McReynolds, LLC on our financial statements for the fiscal years ended July 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Mantyla McReynolds, LLC on our financial statements for the fiscal years ended July 31, 2002 and 2003 stated that we had reported no revenues from operations and no assets, and that these factors raised substantial doubt about our ability to continue as a going concern.

         The decision to change accountants from Mantyla McReynolds, LLC to Meyler & Company, LLC was approved by our board of directors and ratified by a majority of our stockholders.

         During our fiscal years ended July 31, 2002 and 2003 and the subsequent interim period through May 27, 2004, the date of the dismissal of Mantyla McReynolds, LLC, we did not have any disagreement with Mantyla McReynolds, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         During that time, there were no "reportable events" as set forth in
Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of Mantyla McReynolds, LLC on our financial statements for the fiscal years ended July 31, 2002 and 2003 stated that we had reported no revenues from operations and no assets, and that these factors raised substantial doubt about our ability to continue as a going concern.

         We engaged Meyler & Company, LLC on May 27, 2004. We had not consulted Meyler & Company, LLC regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

         We have provided Mantyla McReynolds, LLC with a copy of this disclosure prior to its filing with the Commission. As of the date of this report, Mantyla McReynolds, LLC has not provided any response to this disclosure.

Item  4.02 Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.

Item  5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On October 15, 2004, stockholders holding 16,245,000 shares of our common stock, which is a majority of the voting power of our company, took action by written consent to, among other things, remove Philip Drachman as one of our directors and appoint Dr. Mechael Kanovsky to fill the vacancy on the board of directors. In addition, the board of directors and a majority of the stockholders ratified the removal of Philip Drachman as our President and the appointment of Dr. Mechael Kanovsky as our President.

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

         Dr. Kanovsky has extensive experience in designing and executing molecular and biochemical experiments. He has vast experience in overseeing and training college and post-graduate student and has a broad knowledge in sterile cell culturing techniques.

         Dr. Kanovky obtained his Ph.D in Molecular Biology from Mount Sinai School of Medicine in New York in 1999. He worked as an Adjunct Instructor from 1988 to 1990 at Bar-Ilan University in Israel where he taught introductory courses in molecular biology and oversaw the student labs. From 1999 through 2002, Dr. Kanovky worked as a research scientist with the Department of Pathology at the Brooklyn VA Hospital and at State University of New York. While there, he was responsible for designing and conducting experiments where the main focus was to incorporate his knowledge obtained from protein modeling to develop novel cancer therapeutics. Prior to associating with our company, Dr. Kanovky was a consultant for Marantech Corp. in Rhode Island helping to develop a cancer screening test, using a unique molecule called tetrasilver tetroxide.

         We currently do not have an employment agreement with Dr. Kanovsky, but we intend to enter into one in the near future.

Item  5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal
           Year.

         Not applicable.

Item  5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit
           Plans.

         Not applicable.

Item  5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a
           Provision of the Code of Ethics.

         On October 15, 2004, a majority of our stockholders and our board of directors adopted our Code of Ethics. A copy of the Code of Ethics will be attached as an exhibit to our annual report.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item  7.01 Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item  8.01 Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item  9.01 Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Not applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMAZON BIOTECH, INC.

                                             (Registrant)


Date:  November 12, 2004                      By: /s/ Angelo Chinnici, M.D.
                                                  ------------------------------
                                                       Angelo Chinnici, M.D.,
                                                       Chief Executive Officer

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